Exhibit 10.2

AMENDMENT

TO

INVESTMENT AGREEMENT

THIS AMENDMENT TO INVESTMENT AGREEMENT, dated as of July 15, 2013 (this “Amendment”), is made by and among RTI Biologics, Inc., a Delaware corporation (“RTI”), and WSHP Biologics Holdings, LLC, a Delaware limited liability company (“WSHP”).

W I T N E S S E T H:

WHEREAS, that certain Investment Agreement, dated as of June 12, 2013 (the “Investment Agreement”), was executed and delivered by RTI and WSHP; and

WHEREAS, RTI and WSHP desire to modify the Investment Agreement in accordance with the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants, and agreements set forth in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. All capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Investment Agreement.

2. Each of Exhibit B (Series A Certificate of Designation) and Exhibit C (Investor Rights Agreement) originally attached to the Investment Agreement is hereby replaced and superseded in its entirety with the revised Exhibit B and Exhibit C attached to this Amendment, and shall be deemed to be the applicable for all purposes under the Investment Agreement.

3. The Investment Agreement is hereby confirmed and the terms and provisions thereof, unless expressly modified herein, are in full force and effect.

4. This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Amendment shall be governed by and construed in accordance with the Laws of the State of Delaware applicable to agreements entered into and to be performed solely within such state without giving effect to the principles of conflict of Laws thereof.

5. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument This Amendment may be executed and delivered by facsimile transmission or PDF, and any counterpart so delivered shall be treated as an original for all purposes binding and enforceable against the person so executing and delivering.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

RTI BIOLOGICS, INC.

By:	/s/ Robert P. Jordheim
Name: Robert P. Jordheim Title: EVP & CFO

WSHP BIOLOGICS HOLDINGS, LLC

By:	/s/ Jeffrey Holway
Name: Jeffrey Holway Title: Authorized Signatory

[AMENDMENT SIGNATURE PAGE]

Exhibit B

Series A Certificate of Designation

(see Exhibit 3.1 to this Current Report on Form 8-K)

Exhibit C

Investor Rights Agreement

(see Exhibit 10.3 to this Current Report on Form 8-K)